UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 7, 2009
CONTINENTAL AIRLINES, INC.
(Exact Name of Registrant as Specified in Its Charter)
DELAWARE
(State or Other Jurisdiction of Incorporation)

1-10323	74-2099724
(Commission File Number)	(IRS Employer Identification No.)

1600 Smith Street, Dept. HQSEO, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)
(713) 324-2950
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On December 7, 2009, Continental Airlines, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. Incorporated, Credit Suisse Securities (USA) LLC and Goldman, Sachs & Co., as representatives of the several underwriters named therein (the “Underwriters”), relating to the issuance and sale of $200,000,000 aggregate principal amount of 4.5% Convertible Notes due 2015 (the “Notes”). The Notes are convertible into shares of Class B Common Stock, par value $.01 per share (the “Common Stock”), of the Company. The Company also granted the Underwriters a 30-day option to purchase an additional $30,000,000 aggregate principal amount of the Notes at the same price to cover over-allotments, if any. This option was exercised in full on December 8, 2009. The closing of the offering (including the over-allotment option), which is subject to customary closing conditions, is expected to occur on December 11, 2009.
     The Notes, and the Common Stock into which the Notes may be converted, will be issued pursuant to the Company’s shelf registration statement (the “Registration Statement”) on Form S-3 (No. 333-158781), which was automatically effective upon filing with the Securities and Exchange Commission on April 24, 2009.
     The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K (this “Report”), and the description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit. The Underwriting Agreement is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement. A copy of the opinion of Vinson & Elkins L.L.P. relating to the legality of the issuance and sale of the shares in the offering is filed as Exhibit 5.1 to this Report and is filed with reference to, and is hereby incorporated by reference into, the Registration Statement.
Item 8.01. Other Events.
     On December 7, 2009, the Company issued a press release announcing that it had priced the public offering of the Notes described above in Item 1.01 of this Report. The press release is filed herewith as Exhibit 99.1 to this Report and is incorporated herein by reference.
     On December 8, 2009, the Company issued a press release announcing that the Underwriters had exercised in full their option to purchase an additional $30,000,000 aggregate principal amount of the Notes to cover over-allotments. The press release is filed herewith as Exhibit 99.2 to this Report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
          (d) Exhibits

1.1	Underwriting Agreement dated December 7, 2009 among Continental Airlines, Inc. and Morgan Stanley & Co. Incorporated, Credit Suisse Securities (USA) LLC and Goldman, Sachs & Co.

5.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (contained in Exhibit 5.1)

99.1	Press Release dated December 7, 2009

99.2	Press Release dated December 8, 2009

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINENTAL AIRLINES, INC.
December 10, 2009	By	/s/ Gerald Laderman
Gerald Laderman
Senior Vice President - Finance and Treasurer

EXHIBIT INDEX

1.1	Underwriting Agreement dated December 7, 2009 among Continental Airlines, Inc. and Morgan Stanley & Co. Incorporated, Credit Suisse Securities (USA) LLC and Goldman, Sachs & Co.

5.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (contained in Exhibit 5.1)

99.1	Press Release dated December 7, 2009

99.2	Press Release dated December 8, 2009